Q3 2021 Earnings Presentation November 4, 2021 Mike Petters President and Chief Executive Officer Chris Kastner Executive Vice President and Chief Operating Officer Tom Stiehle Executive Vice President and Chief Financial Officer

HARD STUFF DONE RIGHT Forward-Looking Statements 2 HUNTINGTON INGALLS INDUSTRIES Statements in this presentation, other than statements of historical fact, constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve risks and uncertainties that could cause our actual results to differ materially from those expressed in these statements. Factors that may cause such differences include: changes in government and customer priorities and requirements (including government budgetary constraints, shifts in defense spending, and changes in customer short-range and long-range plans); our ability to estimate our future contract costs and perform our contracts effectively; changes in procurement processes and government regulations and our ability to comply with such requirements; our ability to deliver our products and services at an affordable life cycle cost and compete within our markets; natural and environmental disasters and political instability; our ability to execute our strategic plan, including with respect to share repurchases, dividends, capital expenditures, and strategic acquisitions; adverse economic conditions in the United States and globally; health epidemics, pandemics and similar outbreaks, including the COVID-19 pandemic, and the impacts of vaccination mandates on our workforce; our ability to effectively integrate the operations of Alion Science and Technology into our business; changes in key estimates and assumptions regarding our pension and retiree health care costs; security threats, including cyber security threats, and related disruptions; and other risk factors discussed in our filings with the U.S. Securities and Exchange Commission. There may be other risks and uncertainties that we are unable to predict at this time or that we currently do not expect to have a material adverse effect on our business, and we undertake no obligation to update any forward-looking statements. You should not place undue reliance on any forward-looking statements that we may make. This presentation also contains non-GAAP financial measures and includes a GAAP reconciliation of these financial measures. Non-GAAP financial measures should not be construed as being more important than comparable GAAP measures.

HARD STUFF DONE RIGHT HII Q3 2021 Highlights 3 HUNTINGTON INGALLS INDUSTRIES  Revenues were ~$2.3 billion in the quarter  Diluted EPS was $3.65 in the quarter; Pension adjusted diluted EPS1 was $3.58  The acquisition of Alion Science and Technology ("Alion") closed on Aug. 19, 2021; quarterly results included approximately $15 million of pre-tax transaction related expenses  Total backlog at the end of the quarter was $50.1 billion  Ingalls Shipbuilding o Completed acceptance trials for guided missile destroyer Frank E. Petersen Jr. (DDG 121) o Christened amphibious transport dock Fort Lauderdale (LPD 28) o Authenticated the keel of National Security Cutter Calhoun (NSC 10)  Newport News Shipbuilding o Commenced the first cut of steel for aircraft carrier Doris Miller (CVN 81) o Reached approximate 92% completion of RCOH of USS George Washington (CVN 73) o Reached approximate 84% completion of John F. Kennedy (CVN 79)  Technical Solutions o Announced and closed the acquisition of Alion Science and Technology o Awarded a contract with a total potential value of $346 million to support U.S. Africa Command's life-saving operations o Awarded a 5-year, $273 million contract from the U.S. Navy to support aircraft carrier and surface ship maintenance Backlog ($B) 1Non-GAAP measure. See appendix for definition and reconciliation. Earnings Per Share $5.45 $3.65$3.73 $3.58 $0.00 $1.00 $2.00 $3.00 $4.00 $5.00 $6.00 Q3 2020 Q3 2021 Diluted EPS Pension Adjusted Diluted EPS1 $45.3 $50.1 $0 $10 $20 $30 $40 $50 $60 Q3 2020 Q3 2021

HARD STUFF DONE RIGHT HII Q3 2021 Consolidated Results 4 HUNTINGTON INGALLS INDUSTRIES Consolidated Revenue ($M) Operating Income ($M) Operating Margin  Revenues improved YoY due primarily to revenues attributable to the acquisition of Alion in the quarter, partially offset by lower volume at Ingalls Shipbuilding, as well as the divestiture of UPI and the contribution of the San Diego Shipyard to a joint venture in the first quarter of 2021  Operating income declined YoY due primarily to a less favorable operating FAS/CAS adjustment $2,314 $2,338 $0 $500 $1,000 $1,500 $2,000 $2,500 Q3 2020 Q3 2021 $222 $118 $0 $50 $100 $150 $200 $250 Q3 2020 Q3 2021 9.6% 5.0% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% Q3 2020 Q3 2021

HARD STUFF DONE RIGHT Capital Deployment 5 HUNTINGTON INGALLS INDUSTRIES Shareholder Distributions ($M) 1Non-GAAP measure. See appendix for definition and reconciliation. Cash Flow Generation ($M)  Cash balance of $555 million and liquidity of $2.0 billion at quarter-end  Net capital expenditures were 3.1% of revenues  Cash contributions to pension and other postretirement benefit plans were $10 million o No discretionary contributions to our qualified pension plans in Q3 2021  Distributed $63 million to shareholders in the quarter  Repurchased 83 thousand shares at aggregate cost of $17 million  Paid dividends of $46 million $222 $350 ($62) ($73) $160 $277 -$100 -$50 $0 $50 $100 $150 $200 $250 $300 $350 $400 Q3 2020 Q3 2021 Cash from Operations CAPEX Free Cash Flow 1 $42 $46 $17 $0 $10 $20 $30 $40 $50 $60 $70 Q3 2020 Q3 2021 Dividends Share Repurchases (at cost) Total $42 Total $63

HARD STUFF DONE RIGHT Ingalls Shipbuilding Q3 2021 Results 6 HUNTINGTON INGALLS INDUSTRIES Revenues ($M) Segment Operating Income1 ($M) Segment Operating Margin1  Revenues declined YoY due primarily to lower volumes on the NSC, DDG and LHA programs  Segment operating income1 was in line with results in the prior year period. Segment operating margin1 improved YoY primarily due to an incentive on the DDG program and higher risk retirement on the LPD program, partially offset by lower NSC risk retirement $675 $628 $0 $200 $400 $600 $800 Q3 2020 Q3 2021 $62 $62 $0 $20 $40 $60 $80 Q3 2020 Q3 2021 9.2% 9.9% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% Q3 2020 Q3 2021 1Non-GAAP measure. See appendix for definition and reconciliation.

HARD STUFF DONE RIGHT Newport News Shipbuilding Q3 2021 Results 7 HUNTINGTON INGALLS INDUSTRIES Revenues ($M) Segment Operating Income1 ($M) Segment Operating Margin1  Revenues were in line with results in the prior year period with lower revenue YoY in nuclear support services, partially offset by higher revenue in submarines and aircraft carriers  Segment operating income1 and segment operating margin1 improved YoY driven by higher risk retirement on the RCOH of USS George Washington and Block IV boats of the VCS program, partially offset by lower risk retirement on naval nuclear support services $1,358 $1,354 $0 $500 $1,000 $1,500 Q3 2020 Q3 2021 $79 $88 $0 $20 $40 $60 $80 $100 Q3 2020 Q3 2021 5.8% 6.5% 0.0% 2.0% 4.0% 6.0% 8.0% Q3 2020 Q3 2021 1Non-GAAP measure. See appendix for definition and reconciliation.

HARD STUFF DONE RIGHT Technical Solutions Q3 2021 Results 8 HUNTINGTON INGALLS INDUSTRIES Revenues ($M) Segment Operating Income1 ($M) Segment Operating Margin1  Revenues improved YoY due primarily to revenue attributable to the acquisition of Alion in the quarter, partially offset by the divestiture of our oil and gas business and the contribution of the San Diego Shipyard to a joint venture in the first quarter of 2021  Segment operating income1 and segment operating margin1 declined YoY driven by approximately $8 million of purchase intangible amortization related to Alion, as well as lower performance in Defense and Federal Solutions, the divestiture of our oil and gas business and the contribution of the San Diego Shipyard to a joint venture in the first quarter of 2021. Third quarter 2021 results include approximately $4 million of segment operating income1 attributable to Alion, net of the aforementioned purchase intangible amortization. $320 $394 $0 $100 $200 $300 $400 $500 Q3 2020 Q3 2021 $21 $13 $0 $5 $10 $15 $20 $25 Q3 2020 Q3 2021 6.6% 3.3% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% Q3 2020 Q3 2021 1Non-GAAP measure. See appendix for definition and reconciliation.

HARD STUFF DONE RIGHT Pension Outlook 9 HUNTINGTON INGALLS INDUSTRIES ($ in millions) 2020 (Actual) 20213 20223 Pension Discount Rate 3.39% 2.80% Change from prior est. N/A 2.89% Change from prior est. 9bps Expected Long-Term Return on Assets 7.25% 7.25% N/A 7.25% N/A CAS Recoveries Over/(Under) Cash Contributions1,2 $191 ($54) $1 $3 $1 FAS Benefit/(Expense)1 ($70) ($28) N/A $3 $15 CAS Expense1 $437 $52 $6 $49 $3 FAS/CAS Adjustment1 $367 $24 $6 $52 $18 Operating FAS/CAS Adjustment1 $248 ($157) $6 ($148) $14 Non-Operating Retirement (Expense)/Income1 $119 $181 N/A $200 $4 Pension and Post-retirement Benefits Cash Contributions2 $246 $106 $5 $46 $2 1 Includes pension & other postretirement benefits. 2 2021 projected cash contributions of $106 million include $68 million of discretionary pension contributions ($60 million qualified; $8 million non-qualified) and $38 million of post retirement benefits contributions. 2022 projected cash contributions of $46 million include $12 million of discretionary pension contributions ($2 million quali fied; $10 million non-qualified) and $34 million of post retirement benefits contributions. 3 Projected and subject to change during 2021 and 2022.

FY21 Outlook

- Timing of material delivery impacting near-term Shipbuilding revenue[2]
- Shipbuilding operating margin[2] in line with prior expectations
- Outlook updated for Alion acquisition
  - ~$400 million revenue increase
  - Purchase intangible amortization impacts segment operating margin[1] outlook
- Delayed repayment of accelerated progress payments improves 2021 free cash flow[2] outlook

2021 Outlook[1]

	Prior Outlook[3]	Current Outlook[4]
Shipbuilding Revenue[2]	$8.2B - $8.4B	~$8.2B
Shipbuilding Operating Margin[2]	7.5% - 8.0%	7.5% - 8.0%
Technical Solutions Revenue	~$1.0B	~$1.4B
Technical Solutions Segment Operating Margin[2]	3.0% - 5.0%	~2.5%
Technical Solutions EBITDA Margin[2]	7.0% - 9.0%	~8.0%
Operating FAS/CAS Adjustment	($163M)	($157M)
Non-current State Income Tax Expense	~($5M)	~($15M)
Interest Expense	($72M)	($87M)
Non-operating Retirement Benefit	$181M	$181M
Effective Tax Rate	~22%	~13%
Depreciation & Amortization	~$260M	~$302M
Capital Expenditures	~3.5% of Sales	~3.5% of Sales
Free Cash Flow[2]	$150M - $250M	$300M - $350M

[1] The financial outlook, expectations and other forward looking statements provided by the company for 2021 and beyond reflect the company's judgment based on the information available at the time of this presentation.
[2] Non-GAAP measure. See appendix for definition. Reconciliations of forward-looking GAAP and non-GAAP measures are not provided because we are unable to provide such reconciliations without unreasonable effort due to the uncertainty and inherent difficulty of predicting the future occurrence and financial impact of certain elements of GAAP and non-GAAP measures.
[3] Technical Solutions outlook includes results for the month of January 2021 for Universal Pegasus International and the San Diego Shipyard; excludes Alion Science and Technology.
[4] Technical Solutions outlook includes results for the month of January 2021 for Universal Pegasus International and the San Diego Shipyard, and includes results for Alion Science and Technology as of the close of the acquisition on August 19, 2021, inclusive of incremental purchase intangible amortization.

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Appendix HUNTINGTON INGALLS INDUSTRIES PROPRIETARY

HARD STUFF DONE RIGHT Non-GAAP Measures Definitions 12 HUNTINGTON INGALLS INDUSTRIES We make reference to “segment operating income,” “segment operating margin,” “pension adjusted diluted earnings per share,” “shipbuilding revenue,” “shipbuilding operating margin,” “Technical Solutions EBITDA margin” and “free cash flow.” We internally manage our operations by reference to segment operating income and segment operating margin, which are not recognized measures under GAAP. When analyzing our operating performance, investors should use segment operating income and segment operating margin in addition to, and not as alternatives for, operating income and operating margin or any other performance measure presented in accordance with GAAP. They are measures that we use to evaluate our core operating performance. We believe that segment operating income and segment operating margin reflect an additional way of viewing aspects of our operations that, when viewed with our GAAP results, provide a more complete understanding of factors and trends affecting our business. We believe these measures are used by investors and are a useful indicator to measure our performance. Because not all companies use identical calculations, our presentation of segment operating income and segment operating margin may not be comparable to similarly titled measures of other companies. Shipbuilding revenue, shipbuilding operating margin, Technical Solutions EBITDA margin and pension adjusted diluted earnings per share are not measures recognized under GAAP. They are measures that we use to evaluate our core operating performance. We believe that shipbuilding revenue, shipbuilding operating margin, Technical Solutions EBITDA margin and pension adjusted diluted earnings per share reflect additional ways of viewing aspects of our operations that, when viewed with our GAAP results, provide a more complete understanding of factors and trends affecting our business. We believe these measures are used by investors and are a useful indicator to measure our performance. Free cash flow is not a measure recognized under GAAP. Free cash flow has limitations as an analytical tool and should not be considered in isolation from, or as a substitute for, analysis of our results as reported under GAAP. We believe free cash flow is an important measure for our investors because it provides them insight into our current and period-to-period performance and our ability to generate cash from continuing operations. We also use free cash flow as a key operating metric in assessing the performance of our business and as a key performance measure in evaluating management performance and determining incentive compensation. Free cash flow may not be comparable to similarly titled measures of other companies. Reconciliations of forward-looking GAAP and non-GAAP measures are not provided because we are unable to provide such reconciliations without unreasonable effort due to the uncertainty and inherent difficulty of predicting the future occurrence and financial impact of certain elements of GAAP and non-GAAP measures.

HARD STUFF DONE RIGHT Non-GAAP Measures Definitions Cont’d 13 HUNTINGTON INGALLS INDUSTRIES Segment operating income is defined as operating income for the relevant segment(s) before the Operating FAS/CAS Adjustment and non-current state income taxes. Segment operating margin is defined as segment operating income as a percentage of sales and service revenues. Shipbuilding revenue is defined as the combined sales and service revenues from our Newport News Shipbuilding segment and Ingalls Shipbuilding segment. Shipbuilding operating margin is defined as the combined segment operating income of our Newport News Shipbuilding segment and Ingalls Shipbuilding segment as a percentage of shipbuilding revenue. Technical Solutions EBITDA margin is defined as Technical Solutions segment operating income before interest expense, income taxes, depreciation, and amortization as a percentage of Technical Solutions revenues. Pension adjusted diluted earnings per share is defined as diluted earnings per share excluding the after-tax impact of the FAS/CAS adjustment. Free cash flow is defined as net cash provided by (used in) operating activities less capital expenditures net of related grant proceeds. FAS/CAS Adjustment is defined as the difference between expenses for pension and other postretirement benefits determined in accordance with GAAP (FAS) and the expenses determined in accordance with U.S. Cost Accounting Standards (CAS). Operating FAS/CAS Adjustment is defined as the difference between the service cost component of our pension and other postretirement expense determined in accordance with GAAP (FAS) and our pension and other postretirement expense under U.S. Cost Accounting Standards (CAS). Non-current state income taxes are defined as deferred state income taxes, which reflect the change in deferred state tax assets and liabilities and the tax expense or benefit associated with changes in state uncertain tax positions in the relevant period. These amounts are recorded within operating income. Current period state income tax expense is charged to contract costs and included in cost of sales and service revenues in segment operating income.

HARD STUFF DONE RIGHT14 HUNTINGTON INGALLS INDUSTRIES Non-GAAP Reconciliations – Segment Operating Income & Segment Operating Margin ($ in millions) 2021 2020 2021 2020 Ingalls revenues 628 675 1,947 1,926 Newport News revenues 1,354 1,358 4,124 3,821 Technical Solutions revenues 394 320 890 957 Intersegment eliminations (38) (39) (114) (100) Sales and Service Revenues 2,338 2,314 6,847 6,604 Operating Income 118 222 393 494 Operating FAS/CAS Adjustment 41 (60) 118 (186) Non-current state income taxes 4 - 12 5 Segment Operating Income 163 162 523 313 As a percentage of sales and service revenues 7.0% 7.0% 7.6% 4.7 % Ingalls segment operating income 62 62 233 185 As a percentage of Ingalls revenues 9.9% 9.2% 12.0% 9.6 % Newport News segment operating income 88 79 257 105 As a percentage of Newport News revenues 6.5% 5.8% 6.2% 2.7 % Technical Solutions segment operating income 13 21 33 23 As a percentage of Technical Solutions revenues 3.3% 6.6% 3.7% 2.4 % Three Months Ended September 30 September 30 Nine Months Ended

HARD STUFF DONE RIGHT Non-GAAP Reconciliations – Shipbuilding Revenues & Operating Margin 15 HUNTINGTON INGALLS INDUSTRIES ($ in millions) 2021 2020 2021 2020 Sales and service revenues 2,338 2,314 6,847 6,604 Technical Solutions (394) (320) (890) (957) Intersegment eliminations 38 39 114 100 Shipbuilding Revenues 1,982 2,033 6,071 5,747 Operating Income 118 222 393 494 Operating FAS/CAS Adjustment 41 (60) 118 (186) Non-current state income taxes 4 - 12 5 Segment Operating Income 163 162 523 313 Technical Solutions (13) (21) (33) (23) Shipbuilding Operating Income 150 141 490 290 As a percentage of Shipbuilding revenues 7.6% 6.9% 8.1% 5.0 % Three Months Ended September 30 September 30 Nine Months Ended

HARD STUFF DONE RIGHT Non-GAAP Reconciliations – Adjusted Diluted Earnings per Share 16 HUNTINGTON INGALLS INDUSTRIES (in millions, except per share amounts) 2021 2020 2021 2020 Net earnings 147 222 424 447 After-tax FAS/CAS Adjustment(1) (3) (70) (13) (217) Pension Adjusted Net Earnings 144 152 411 230 Diluted earnings per share $ 3.65 $ 5.45 $ 10.52 $ 10.98 After-tax FAS/CAS Adjustment(1) $ (0.07) $ (1.72) $ (0.32) $ (5.33) Pension Adjusted Diluted EPS** $ 3.58 $ 3.73 $ 10.20 $ 5.65 (1) FAS/CAS Adjustment (4) (89) (17) (275) Tax effect* (1) (19) (4) (58) After-tax impact (3) (70) (13) (217) Weighted-Average Diluted Shares Outstanding 40.3 40.7 40.3 40.7 Per share after-tax impact** $ (0.07) $ (1.72) $ (0.32) $ (5.33) **Amounts may not recalculate exactly due to rounding. Three Months Ended September 30 September 30 Nine Months Ended *The income tax impact is calculated using the tax rate in effect for the relevant non-GAAP adjustment.

HARD STUFF DONE RIGHT Non-GAAP Reconciliations – Free Cash Flow 17 HUNTINGTON INGALLS INDUSTRIES ($ in millions) 2021 2020 2021 2020 Net cash provided by operating activities 350 222 489 491 Less capital expenditures: Capital expenditure additions (82) (70) (216) (220) Grant proceeds for capital expenditures 9 8 11 17 Free cash flow 277 160 284 288 Three Months Ended September 30 Nine Months Ended September 30

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